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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       November 2, 1995
                                                  ---------------------------


                          Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


     Delaware                       1-7182                    13-2740599
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  (State or Other                 (Commission              (I.R.S. Employer
  Jurisdiction of                 File Number)            Identification No.)
   Incorporation)


World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:           (212) 449-1000
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        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
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Filed herewith are (i) the Preliminary Unaudited Consolidated Balance Sheet as
of September 29, 1995 for Merrill Lynch & Co., Inc. and subsidiaries ("ML&Co.") and (ii) a statement setting forth the computation of ratios of earnings to fixed charges and combined fixed charges and preferred stock dividends derived from the preliminary unaudited consolidated information filed with the Securities and Exchange Commission on October 17, 1995.

During the three-month period ended September 29, 1995, ML&Co. repurchased in the open market 1.7 million shares of its common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
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          (12) Statement re:  computation of ratios

          (99) Additional exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet of ML&Co. as of September 29, 1995

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH & CO., INC.
                                        --------------------------------
                                                   (Registrant)


                                        By:  /s/ Michael J. Castellano
                                            ---------------------------
                                                 Michael J. Castellano
                                                 Senior Vice President,
                                                 Controller


Date:  November 1, 1995

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.           Description                                     Page
-----------           -----------                                     ----

(12)                  Statement re: computation of ratios               5

(99)                  Additional exhibits

                      (i)  Preliminary Unaudited Consolidated           6
                           Balance Sheet of ML&Co. as of
                           September 29, 1995

                                       4